UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Amendment No. 2
(to Report Dated March 10, 2005)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

ENVIROKARE TECH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26095	88-0412549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Lexington Avenue, 14th Floor New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 634-6333

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

             (a)  Financial Statements of Businesses Acquired

Williams & Webster, P.S.
Certified Public Accountants & Business Consultants

Thermoplastic Composite Designs, Inc.
c/o Envirokare Tech, Inc.
Mims, Florida

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Thermoplastic Composite Designs, Inc. as of December 31, 2004 and 2003, and the related statements of operations, stockholders' equity and cash flows for the year ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thermoplastic Composite Designs, Inc. as of December 31, 2004 and 2003 and the results of its operations, stockholders equity and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Williams & Webster, P.S.
Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington
March 3, 2006

THERMOPLASTIC COMPOSITE DESIGNS, INC.
BALANCE SHEETS

	December 31,	December 31,
	2004	2003

A S S E T S
CURRENT ASSETS
Cash	$5,509	$1,296
Accounts receivable	173,958	128,348

TOTAL CURRENT ASSETS	179,467	129,644

PROPERTY AND EQUIPMENT
Land and building	63,000	63,000

TOTAL PROPERTY AND EQUIPMENT	63,000	63,000

TOTAL ASSETS	$242,467	$192,644

L I A B I L I T I E S & S T O C K H O L D E R S ' E Q U I T Y
CURRENT LIABILITIES
Accounts payable	$3,000	$3,000
Notes payable to shareholders	54,000	25,500

TOTAL CURRENT LIABILITIES	57,000	28,500

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY
Capital stock, 100 shares authorized,
$5.00 par value; 100 shares issued and outstanding	500	500
Retained Earnings	184,968	163,644

TOTAL STOCKHOLDERS' EQUITY	185,467	164,144

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$242,467	$192,644

The accompanying notes are an integral part of these financial statements.

THERMOPLASTIC COMPOSITE DESIGNS, INC.
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003

REVENUES	$858,187	$724,074

COST OF SALES	(216,897)	(278,017)

GROSS PROFIT	641,290	446,056

E X P E N S E S
Professional fees	70,966	80,452
Research and development	610	61,425
Wages and salaries	238,079	213,858
General and administrative	66,286	145,649

TOTAL EXPENSES	375,941	501,384

GAIN (LOSS) FROM OPERATIONS	265,349	(55,328)

OTHER INCOME (EXPENSES)
Interest income (expense)	(4,025)	(3,350)

TOTAL OTHER EXPENSES	(4,025)	(3,350)

NET INCOME (LOSS)	261,324	(58,678)

Beginning Retained Earnings	163,644	222,322
Distributions to Shareholders	240,000	-

Ending Retained Earnings	$184,968	$163,644

The accompanying notes are an integral part of these financial statements.

THERMOPLASTIC COMPOSITE DESIGNS, INC.
STATEMENTS OF CASH FLOWS

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net profit (loss)	$261,324	$(58,678)
Adjustments to reconcile net loss to
net cash used by operating activities:
Impairment of assets	-	38,249
Bad debt expense	-	7,557
Changes in assets and liabilities:
Accounts receivable	(45,611)	-
Accounts payable	-	3,000

Net cash provided (used) by operating activities	215,713	(9,872)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of building components	-	-
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowing, related party	176,280	29,833
Payments on borrowing , related party	(147,780)	(13,176)
Decrease in SBA loan payable	-	(33,263)
Distributions to shareholders	(240,000)	-

Net cash used by financing activities	(211,500)	(16,606)

Net increase in cash	4,213	(26,478)

Cash and cash equivalents, beginning of period	1,296	27,774

Cash and cash equivalents, end of period	$5,509	$1,296

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$4,025	$3,350

Income taxes paid	$-	$-

NON-CASH TRANSACTIONS: None

The accompanying notes are an integral part of these financial statements.

TCD, INC.
Notes to the Financial Statements
December 31, 2004

NOTE 1 – ORGANIZATION, DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Thermoplastic Composite Designs, Inc. (hereinafter, "the Company" or "TCD") was incorporated on May 13, 1996, under the laws of the State of Florida.  Since inception, the Company has been engaged in developing and applying its proprietary TPF Thermoplastic Flowforming™ technology (variously referred to herein as "TPF Process", the "Process" or "TPF technology") to develop various parts and components on behalf of clients.  Process patents have been issued that pertain to the TPF technology, and additional patents are being prepared for filing with the United States Patent and Trade Office ("USPTO") that derive from the TPF technology and components designed and developed with this technology.

Amongst other product design and development activities, during 2001, the Company entered into a license agreement with Envirokare Tech, Inc. (hereinafter, "Envirokare"), to design and develop a pallet for Envirokare, with primary application for the pallet in the Materials Handling Industry.  Also in 2001, the Company entered into an Agreement and Plan of Merger with Envirokare's wholly-owned subsidiary, Envirokare Composites, Corp. (hereinafter, "ECC").  The plan of merger, and amendments thereto,  provided for the Company to merge into ECC, with ECC being the surviving corporation, with the merger to be effected during the first quarter of 2005.  Subsequent to December 31, 2004, Company shareholders received initial payments from ECC to consummate the merger. The merger was completed in March 2005 and the assets, liabilities and equity of TCD now reside within ECC.

As at December 31, 2004, the Company's operating strategy was based on developing products to be manufactured by the TPF Process, as well as marketing the TPF technology to potential licensees of the Company.  Subsequent to the year ended December 31, 2004 the Company merged with and into ECC, with ECC becoming the surviving entity of the merger activity. The Company maintained offices in Mims, Florida. The Company has elected a fiscal year-end of December 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements.  The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the U.S. and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.

Advertising

The Company expenses advertising costs as incurred.  The Company did not recognize advertising expenses during the years ending December 31, 2004 and 2003.

TCD, INC.
Notes to the Financial Statements
December 31, 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all bank accounts, certificates of deposit, money market accounts and short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Compensated Absences

Employees of the Company are not entitled to paid vacation, paid sick days or other personal time off.  Accordingly, the accompanying financial statements do not include an accrual for such expenses.

Comprehensive Income and Loss

In June of 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounts Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130").  SFAS 130 establishes standards for reporting and displaying comprehensive income, its components and accumulated balances.  The adoption of SFAS 130, related to comprehensive income, is disclosed in the accompanying financial statements.

Concentration of Risk

The Company maintains its cash at SunTrust Bank, in Mims, Florida. At December 31, 2004, the Company's cash balance was $5,509 and did not exceed the Federal Deposit Insurance Corporation's insurability limits.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," (hereinafter "SFAS No. 133") as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" and SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities".  These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.   They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

During the years ended December 31, 2004 and 2003, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

TCD, INC.
Notes to the Financial Statements
December 31, 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Earnings Per Share

Statement of Financial Accounting Standards No.128, "Earnings Per Share" (hereinafter "SFAS No. 128"), requires the reporting of basic and diluted earnings/loss per share. Basic loss per share is calculated by dividing net loss by the weighted average number of outstanding common shares during the year.  The Company is a private concern and, as such, has not issued shares to the public, nor does it have share distributions other than to the principal owners.  Accordingly, basic and diluted net profit per share have not been calculated, as all retained earnings attribute to the Company's owners, Mssrs. Dale Polk, Sr. and Dale E. Polk, Jr.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash and cash equivalents, receivables, accounts payable, notes payable and accrued liabilities and expenses.  All instruments are accounted for on a historical basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2004 and 2003.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company has retained earnings of $184,968 which includes a net profit of $261,324 for the year ended December 31, 2004, and occasionally has a working capital deficit and fluctuating revenues.  The Company is currently marketing the TPF technology which will, if successful, mitigate these factors.  Management is marketing the TPF technology to various potential clients with the intent of establishing product development agreements, with the agreements to include provisions for manufacturing and marketing successfully developed products.  Notwithstanding the March 2005 merger of the Company into ECC, management anticipates that the Company will realize additional licensing fee revenues in the near future.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in its present form.

Inventory

Inventories, consisting of raw materials, are recorded using the specific-identification method and valued at the lower of cost or market.

Principles of Consolidation

The Company has no subsidiary interests.

TCD, INC.
Notes to the Financial Statements
December 31, 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes."  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the "more likely than not" standard imposed by SFAS 109 to allow recognition of such an asset.

Recent Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153 (hereinafter "SFAS No. 153").  This statement addresses the measurement of exchanges of nonmonetary assets.  The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions," is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.  The guidance in that opinion, however, included certain exceptions to that principle.  SFAS No. 153 amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  This statement is effective for financial statements for fiscal years beginning after June 15, 2005.  Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued.  Management believes the adoption of this statement will not impact the financial statements of the Company.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 152, which amends SFAS Statement No. 66, "Accounting for Sales of Real Estate," to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions."  This statement also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects," to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects, does not apply to real estate time-sharing transactions.  The accounting for those operations and costs is subject to the guidance in SOP 04-2.  This statement is effective for financial statements for fiscal years beginning after June 15, 2005.  Management believes the adoption of this statement will not impact the financial statements of the Company.

In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, "Inventory Costs— an amendment of ARB No. 43, Chapter 4" (hereinafter "SFAS No. 151").  This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal

TCD, INC.
Notes to the Financial Statements
December 31, 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Under some circumstances, SFAS No. 151 mandates that items such as idle facility expense, excessive spoilage, double freight, and re-handling costs be recognized as current-period charges.  In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005.  Management has not yet determined how the adoption of this statement will impact the financial statements of the Company.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (hereinafter "SFAS No. 150"). SFAS No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.  The adoption of SFAS No. 150 did not impact the financial position or results of operations of the Company.

Reclassification and Restatement

The Company has not restated financial statements for any period since inception.

Research and Development

Research and development costs are expensed as incurred.

Revenue Recognition

The Company recognizes revenue from sales when there is persuasive evidence that an arrangement exists, services have been rendered, the seller's price to the buyer is determinable, and collectibility is reasonably assured.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses.  Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements.

TCD, INC.
Notes to the Financial Statements
December 31, 2004

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment are stated at cost.  Depreciation is provided using the straight line method over the estimated useful lives of the assets, which range from five to seven years.  Molds will be depreciated over their estimated useful lives once placed in service. Depreciation expense for the year ended December 31, 2004 and 2003 was $140,286 and $39,551, respectively.

The following is a summary of the Company's equipment and related accumulated depreciation at December 31, 2004 and 2003:

	2004	2003

Plant equipment	$391,991	$307,372

Less: Accumulated depreciation	(391,991)	(307,372)

	$-	$-

NOTE 4 – NOTES PAYABLE TO SHAREHOLDERS

During the years ended December 31, 1996 to 2003, the Company had entered into a loan arrangement with a Company shareholder and a former Company shareholder.  The principal balance remaining on the note, as at December 31, 2004 was in the amount of $54,000.  The note bears no interest and remains unpaid as at December 31, 2004. The note was subsequently paid in full during February 2005, and no balance remained owing on this account.

NOTE 5 – COMMON STOCK

The Company's common stock is owned on an equal basis by two shareholders, Dale Polk, Sr. and Dale E. Polk, Jr.  Each shareholder owns a 50% interest in the shares of common stock of the Company.  The par value of the common stock is $5.00 per share and 100 shares were issued and outstanding as of December 31, 2004.

NOTE 6 – RELATED PARTIES

For the year ended December 31, 2004, the Company had no related party transactions, other than as described in Notes 5 and 6, above.

TCD, INC.
Notes to the Financial Statements
December 31, 2004

NOTE 7 – INCOME TAXES

At December 31, 2004, the Company had net profit of approximately $261,324 and has yet to report to the IRS in its Form 1120S filing for the tax year ended December 31, 2004.  Prior to year end, the Company made distributions to its shareholders that left it with a zero tax balance at year end 2004.  Accordingly, the Company had no taxes due and payable for the tax year ended December 31, 2004.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Operating Lease Agreements

The Company has no lease agreements and owns the property, building and equipment located at Mims, Florida.

Litigation

The Company has no pending litigation matters.

NOTE 9 – SUBSEQUENT EVENTS

In March, 2005, the Company announced that it had executed a definitive merger agreement in which the Company merged with and into the Envirokare's wholly-owned subsidiary, ECC.  The transaction will combine all of TCD's business, including its intellectual property, assets and contracts with ECC.  The merger agreement provides for an initial payment of $2.5 million to TCD shareholders and a subsequent schedule of payments over a seven-year period which in total will amount to $15 million.

Additionally, the Company's president will be retained as a consultant to Envirokare's and NOVA Chemicals Inc.'s newly formed joint venture entity, LRM Industries, LLC. ("LRM")  The term of the consulting agreement extends for five years.   LRM holds the proprietary TPF technology rights, on assignment from Envirokare Tech Inc.'s wholly-owned subsidiary, ECC, and operates from the former TCD facilities in Mims, Florida.

             (b)  Proforma Financial Information

ENVIROKARE TECH, INC.
PROFORMA FINANCIAL STATEMENTS

The following proforma financial statements reflect the combination of Envirokare Tech, Inc. ("Envirokare") with TCD Inc. ("TCD") for the periods presented.  The TCD proforma statements of operations are presented for the two months and three days ended March 3, 2005.  The Envirokare proforma statements of operations are presented for the nine months ended September 30, 2005. The proforma balance sheet is presented at December 31, 2004 for both Envirokare and TCD.  The proforma financial statements reflect the result of the satisfaction of the purchase agreement between Envirokare and the shareholders of TCD.

The proforma financial statements have been prepared utilizing the historical financial statements of Envirokare and TCD.  These proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Envirokare and TCD.

The proforma financial statement of operations assumes that the combination occurred at the beginning of the periods presented in the statements.  All intercompany accounts and transactions have been eliminated.  Both Company's have a December 31 year end.

The proforma financial statements do not purport to be indicative of the financial positions and results of operations, which actually would have been obtained if the combination had occurred on the dates indicated, or the results, which may be obtained in the future.

ENVIROKARE TECH, INC.
CONSOLIDATED BALANCE SHEETS

PROFORMA

				Proforma
	Envirokare			Combined
	December 31,			December 31,
	2004	Eliminations		2004

ASSETS

CURRENT
Cash and equivalents	$432,155	$-		$437,664
Accounts receivable and contracts receivable	22,466	-		196,424
Inventory	43,216	-		43,216
Employee, related party receivable	1,864	-		1,864

TOTAL CURRENT ASSETS	499,701	-		679,168

PROPERTY, PLANT AND EQUIPMENT	190,795	687,000	[a]	940,795

OTHER ASSETS
Intangibles, net of amortization (contracts in-place)		12,500	[a]	12,500
Patents	33,939	7,427,708	[a]
		(185,468)	[b]
				7,276,179

TOTAL OTHER ASSETS	33,939	7,254,740		7,288,679

				-
TOTAL ASSETS	$724,435	$7,941,740		$8,908,642

LIABILITIES

CURRENT
Accounts payable	$330,933	$-		$333,933
Deposits, customers	61,215	-		61,215
Deposits, exclusivity agreement	280,000	-		280,000
Accrued liabilities	229,096	-		229,096
Capital lease	5,200	-		5,200
Current portion of notes payable, related parties	100,197	-		154,197
Notes payable, current	64,902	-		64,902
Note payable to SH of TCD		8,127,208	[a]	8,127,208

TOTAL CURRENT LIABILITIES	1,071,543	8,127,208		9,255,751

LONG-TERM LIABILITIES
Capital lease	5,791	-		5,791
Notes payable, net	10,499	-		10,499
Notes payable, related parties, net of current portion and discount	1,009,006	-		1,009,006

TOTAL LIABILITIES	2,096,839	8,127,208		10,281,047

COMMITMENTS AND CONTINGENCIES	-	-		-

STOCKHOLDERS' EQUITY
Preferred stock	-	-
Common stock	38,944	(500)	[b]	38,944
Additional paid-in capital	5,895,238	-		5,895,238
Options and warrants	3,685,675	-		3,685,675
Retained earnings (deficit) during development stage	(10,992,260)	(184,968)	[b]	(10,992,260)

TOTAL STOCKHOLDERS' EQUITY	(1,372,403)	(185,468)		(1,372,403)
				-
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$724,436	$7,941,740		$8,908,644

See accompanying notes to proforma financial statements.

[a]	to record acquisition of TCD for note payable and allocation of of purchase price to acquired assets
[b]	to eliminate TCD equity

ENVIROKARE TECH, INC. CONSOLIDATED STATEMENTS OF OPERATIONS PROFORMA

	Envirokare	TCD		Proforma
				Combined
				Total
	Nine Months	2 months 3 days		Nine Months
	September 30,	March 3,		September 30,
	2005	2005	Eliminations	2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

REVENUES	$662,285	$203,958	$-	$866,243

				-
COST OF GOODS SOLD	(323,774)	(207,575)	-	(531,349)

				-
GROSS PROFIT	338,511	(3,616)	-	334,895

				-
E X P E N S E S				-
Consulting fees - related parties	5,799,709	-	-	5,799,709
Consulting fees - other	152,016	34,833	-	186,849
Board of directors fees	-	-	-	-
Rent	77,186	-	-	77,186
General and administrative	523,928	22,049	-	545,977
Depreciation and amortization	285,139	-	-	285,139
Professional fees	309,420	-	-	309,420
Research and development	249,190	-	-	249,190
Wages and salaries	23,259	37,522	-	60,781

TOTAL EXPENSES	7,419,847	94,404	-	7,514,251

LOSS FROM OPERATIONS	(7,081,336)	(98,020)	-	(7,179,356)

OTHER INCOME (EXPENSES)
Gain on exclusivity agreement	280,000	-	-	280,000
Other income	12,550	(1,872)	-	10,678
Interest expense	(751,735)	-	-	(751,735)

TOTAL OTHER EXPENSE	(459,185)	(1,872)	-	(461,057)

LOSS BEFORE INCOME TAXES	(7,540,521)	(99,892)	-	(7,640,413)

INCOME TAXES	-	-	-	-

MINORITY INTEREST ALLOCATION	172,943	-	-	172,943

NET INCOME (LOSS)	$(7,367,578)	$(99,892)	$-	$(7,467,470)

NET INCOME (LOSS) PER SHARE	$(0.18)	$(199.78)	$-	$(0.19)

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING	39,902,098	500	-	39,902,098

See accompanying notes to profroma financial statements.

ENVIROKARE TECH, INC.
NOTES TO PROFORMA FINANCIAL STATEMENTS

On March 3, 2005 Envirokare Tech, Inc. ("Envirokare"), effectively completed the acquisition of 100% of the outstanding shares of Thermoplastic Composite Designs, Inc. ("TCD"). In consideration of this transaction Envirokare paid $2,500,000 of cash and scheduled future payments in the amount of $12,500,000.   The current value of this note was determined by applying a discount rate of 12%.  The original note value under this discount was $8,157,208, of which $2,500,000 was paid during the quarter.

Additionally options to purchase up to 1,300,000 shares of Envirokare common stock were issued to a certain TCD shareholder and other TCD employees as an inducement to join a joint venture entity newly formed by Envirokare and Nova Chemicals Corp. pursuant to the share exchange and Merger Agreement between the parties, dated March 3, 2005.

The accompanying proforma financial statements contain adjustments to characterize the transactions of TCD as those of Envirokare for the periods presented.  The proforma statements of operations are presented for the two months and three days months ended March 3, 2005 for TCD and the nine months ended September 30, 2005 for Envirokare.  The proforma balance sheet is presented at December 31, 2004 for TCD and at December 31, 2004 for Envirokare.   The adjustments to the December 2004 proforma balance sheets are as follows:

  This adjustment is to record the acquisition of TCD for notes payable ($8,127,208) and allocation of purchase price to the acquired assets ($687,000), intangible assets ($7,427,208) and contracts in-place ($12,500).
  This adjustment is to eliminate TCD equity ($185,468).

 Item 9.01. Financial Statements and Exhibits

             (a)                   Financial Statements of Businesses Acquired

             (b)                   Proforma Financial Information

SIGNATURE

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2006	Envirokare Tech Inc.

/s/ George Kazantzis

George Kazantzis, President and Principal Financial Officer